Rule 497(e)

File Nos. 33-28889 and 811-05817

Supplement dated February 2, 2006

To the Prospectus for the

VARIFUND®

Flexible Premium Variable Deferred Annuity

Dated May 1, 2003

Issued Through

CANADA LIFE OF AMERICA VARIABLE ANNUITY ACCOUNT 1

by

CANADA LIFE INSURANCE COMPANY OF AMERICA

As previously communicated to you, the Board of Trustees of Levco Series Trust (the “Board”) approved the liquidation of the Levco Equity Value Fund (the “Fund”). The redemption of outstanding shares and liquidation of the Fund as approved by the Board occurred on or about February 6, 2006 (the “Liquidation Date”).

As a result of this liquidation of the Fund, the Fund has been closed to new Contributions and incoming Transfers; any orders for the purchase of or exchange into the Fund are not accepted. All other Portfolios are unaffected by the recent action of the Board and will continue to remain available as Sub-Account investment options after the Liquidation Date.

If you did not make a transfer of your account value in the Fund prior to the Liquidation Date, any account value you had allocated as of the Liquidation Date to the Fund was automatically transferred to the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account. A confirmation of the automatic transfer transaction was sent to you in the mail. Additionally, any transfers or allocations to the Fund by a Policyholder after the Liquidation Date will be directed to the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account. A confirmation of the automatic transfer transaction will be sent to you in the mail.

You may elect to Transfer your contract value in the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account to another Portfolio Sub-Account by calling an annuity account representative at 1-800-905-1959, option #2, or in writing at Annuity Administration, P.O. Box 173920, Denver, CO 80217-3920. You may also use the Intouch Voice Response System at 1-800-905-1959, option #1, to elect a transfer to another portfolio Sub-Account or use the website at www.FASCorp.com/CanadaLife.

The liquidation and Transfer from the Fund into the Fidelity VIP Money Market (Initial Class) Portfolio Sub-Account does not count against the first 12 free Transfers you are entitled to as Owner of the Policy and will not incur a Transfer Processing Fee.

This Supplement must be accompanied by, or read in conjunction with, the current prospectus, dated May 1, 2003.

Please keep this Supplement for future reference.